Exhibit 99.1

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CEMENT INDUSTRY - DEMAND DRIVERS

Cement Demand Drivers
Public Works Construction 50%
Residential Construction 25%
Non-Residential Construction 25%

Source: Portland Cement Association

9

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FAVORABLE INDUSTRY STRUCTURE

U.S. cement consumption exceeds domestic capacity

U.S. Cement Consumption and Capacity
140
130
120
110
100
90
80
70
60
(mm tons)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Consumption
Capacity

10

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[LOGO OF TXI]

NEW YORK

OCTOBER 31 – NOVEMBER 1, 2006

FORWARD-LOOKING STATEMENT

Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, changes in the cost of raw materials, fuel and energy, unscheduled plant shutdowns and the impact of environmental laws and other regulations.

[LOGO OF TXI]	1

TXI – A BUILDING MATERIALS COMPANY

•	Cement, Aggregate and Concrete

•	Used in all types of construction

•	Cement accounts for approximately 75% of Earnings

[LOGO OF TXI]	2

TXI – CEMENT PLANT

[GRAPHIC APPEARS HERE]

[LOGO OF TXI]	3

TXI - QUARRY

[GRAPHIC APPEARS HERE]

[LOGO OF TXI]	4

TXI - FURNACE

[GRAPHIC APPEARS HERE]

[LOGO OF TXI]	5

TXI - READYMIX CONCRETE

[GRAPHIC APPEARS HERE]

[LOGO OF TXI]	6

PRIMARY EARNINGS DRIVERS

•	Significant Margin Expansion

•	Cement Capacity Expansion

	•	From 5 million tons per year to 7.5 million tons per year in 4 – 5 years

	•	Three Projects

[LOGO OF TXI]	7

TXI – IN SUMMARY

•	The U.S. cement industry is favorably structured

•	Texas and California are attractive cement markets

•	TXI is the largest cement supplier in Texas – and a low cost producer

•	TXI’s California cement plant project is underway

•	Texas cement expansion projects will enhance competitive position

•	TXI earnings power example

•	Flexible capital structure provides foundation for growth

[LOGO OF TXI]	8

CEMENT INDUSTRY - DEMAND DRIVERS

Cement Demand Drivers

[CHART APPEARS HERE]

Source: Portland Cement Association

[LOGO OF TXI]	9

FAVORABLE INDUSTRY STRUCTURE

U.S. cement consumption exceeds domestic capacity

U.S. Cement Consumption and Capacity

[CHART APPEARS HERE]

Source:  Portland Cement Association, U.S. Geological Survey, Company Reports

[LOGO OF TXI]	10

FAVORABLE INDUSTRY STRUCTURE (continued)

The Supply of Cement Is Constrained

•	U.S. cement capacity and import terminals are largely owned or controlled by international producers

•	High barriers to entry exist for new cement capacity

Cement Demand Should Be Sustainable

•	Residential construction still strong in Texas, but is down in California

•	Non-residential construction trending up

•	Federal highway spending beginning to have significant positive impact

[LOGO OF TXI]	11

STRONG POSITIONS IN ATTRACTIVE MARKETS

•	Texas and California:		[GRAPHIC APPEARS HERE]
	–	Are the two largest U.S. cement markets, accounting for over 23% of U.S. cement demand
	–	Will continue to receive the largest shares of Federal transportation funding
	–	Have very favorable population growth trends

•	TXI is the:		[GRAPHIC APPEARS HERE]
	–	Largest producer of cement in Texas with 30% of state’s total capacity
	–	Fourth largest cement producer in California with 10% market share
	–	Second largest supplier of aggregates and a leading supplier of ready-mix concrete in Texas
	–	Largest supplier of expanded shale and clay aggregates west of the Mississippi River
	–	A leading supplier of sand, gravel and ready-mix concrete in Louisiana

[LOGO OF TXI]	12

LOW COST OPERATIONS ARE KEY

High Productivity and Efficiency

	North Texas[1]	PCA Comps[2]

Labor Productivity
Tons per man hour	5.7	3.5
Energy Efficiency
Mmbtu/ton	3.3	3.8
kwh/ton	124	130

Notes:
1.	North Texas numbers are for the twelve months ended May 31, 2006
2.	U.S. and Canadian Labor – Energy Input Survey for 2002, Portland Cement Association

[LOGO OF TXI]	13

CALIFORNIA PLANT MODERNIZATION AND EXPANSION

•	Will make TXI the second largest cement producer in the Southern California market

•	Will make TXI a low cost supplier

•	Adds 2.3 million tons of state-of-the-art cement capacity

•	Replaces 1.3 million tons of 50 year-old production capacity

•	Investment of approximately $358 million

•	Required permits and permissions are in place

•	Project is similar to the successful North Texas expansion completed in 2001

	–	Identical kiln production of 6,000 tons per day

	–	Transferable experience in design, construction and commissioning (North Texas plant fully commissioned within 6 months of start-up)

	–	Significant pre-selling of new capacity already underway

•	Scheduled to be completed and online in the late fall or early winter of 2007

[LOGO OF TXI]	14

CEMENT PLANT EXPANSION PROJECTS

	CAPACITY*

	CURRENT	FUTURE

California Plant Modernization and Expansion	1.3	2.3
North Texas Plant De-bottlenecking	2.8	3.3
Central Texas Plant Expansion **	0.9	1.9

TOTAL TXI CAPACITY	5.0	7.5

*	Millions of tons per year
**	Applied for Permit February 2006

[LOGO OF TXI]	15

T X I   E A R N I N G S   P O T E N T I A L

[LOGO OF TXI]	16

TXI EARNINGS POTENTIAL

($mm)	(1) LTM 8/31/06

EBITDA	181
D&A	45
Pro Forma Interest	27

Pre-Tax Income	109

Income Taxes	35

NET INCOME	74

(1)	Spin-off related expenses and gain from major real estate transaction have been removed.

[LOGO OF TXI]	17

TXI EARNINGS POTENTIAL (continued)

($mm)	(1) TM 8/31/06		(2) Assuming Margin Goals Are Attained

EBITDA	181		225
D&A	45		45
Pro Forma Interest	27	$ 10/ton Cement	27
		Margin Increase (1)
Pre-Tax Income	109		153

Income Taxes	35		49

NET INCOME	74		104

Notes:
1.	Spin-off related expenses and gain from major real estate transaction have been removed
2.	For illustrative purposes only; actual change in margins will depend on the mix of price increases and input costs.

[LOGO OF TXI]	18

TXI EARNINGS POTENTIAL (continued)

($mm)	(1) TM 8/31/06	(2) Assuming Margin Goals Are Attained		(3) With Margin Improvement and California Cement Plant Project

EBITDA	181	225		300
D&A	45	45	$75mm in	60
Pro Forma Interest	27	27	Incremental EBITDA	27

Pre-Tax Income	109	153	from CA expansion	213

Income Taxes	35	49		68

NET INCOME	74	104		145

Notes:
1.	Spin-off related expenses and gain from major real estate transaction have been removed.
2.	For illustrative purposes only; actual change in margins will depend on the mix of price increases and input costs.
3.	Under current market conditions and expected operating improvements for the new California facility

[LOGO OF TXI]	19

PRIMARY EARNINGS DRIVERS

•	Significant Margin Expansion

•	Cement Capacity Expansion

	•	From 5 million tons per year to 7.5 million tons per year in 4 – 5 years

	•	Three Projects

[LOGO OF TXI]	20

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

[LOGO OF TXI]

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Texas Industries, Inc.
Business Segment Summary
$Thousands

	FY2004	FY2005					FY2006					FY2007

	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Segment Net Sales (Including Delivery Fees)
Cement	383,623	111,038	102,356	91,123	127,378	431,895	116,202	111,528	109,144	134,608	471,482	137,690	—	—	—	137,690
Aggregates	206,970	53,921	49,549	52,545	69,957	225,972	67,643	54,767	61,289	72,410	256,109	75,895				75,895
Consumer Products	274,939	69,576	69,246	60,342	83,348	282,512	87,518	83,420	75,495	91,025	337,458	89,545				89,545
Eliminations	(98,353)	(25,462)	(26,553)	(22,971)	(30,590)	(105,576)	(29,479)	(28,951)	(29,165)	(33,532)	(121,127)	(31,478)				(31,478)

Total Net Sales	767,179	209,073	194,598	181,039	250,093	834,803	241,884	220,764	216,763	264,511	943,922	271,652	—	—	—	271,652
Operating Profit
Cement	66,069	17,017	17,323	10,051	38,328	82,719	26,341	12,699	25,802	46,111	110,953	40,134				40,134
Aggregtates	19,047	6,194	8,689	3,913	11,106	29,902	7,907	3,252	6,023	31,157	48,339	12,582				12,582
Consumer Products	11,013	511	(851)	(2,703)	8,302	5,259	4,236	1,359	(238)	4,992	10,349	3,641				3,641
Unallocated Overhead and Other Income	26,680	(2,416)	(1,842)	2,173	(2,222)	(4,307)	(2,393)	(2,197)	(2,582)	(3,009)	(10,181)	(1,911)				(1,911)

Total Operating Profit	122,809	21,306	23,319	13,434	55,514	113,573	36,091	15,113	29,005	79,251	159,460	54,446	—	—	—	54,446
Corporate
Selling, General and Administrative	(28,658)	(6,418)	(8,268)	(8,169)	(10,417)	(33,272)	(10,881)	(4,099)	(8,782)	(15,348)	(39,110)	(7,747)				(7,747)
Interest	(24,102)	(5,130)	(5,044)	(5,648)	(7,711)	(23,533)	(9,264)	(7,851)	(7,340)	(6,700)	(31,155)	(5,542)				(5,542)
Loss on Debt Retirements and Spin-off Charges	(12,302)	—	—	(314)	(580)	(894)	(112,284)	(107)	—	(856)	(113,247)	—				—
Other Income	1,349	418	3,496	1,029	1,438	6,381	3,366	5,144	1,930	4,798	15,238	2,108				2,108

Income (loss) from Continuing Operations before Income Taxes	59,096	10,176	13,503	332	38,244	62,255	(92,972)	8,200	14,813	61,145	(8,814)	43,265	—	—	—	43,265

Major Gains in Operating Profit
Unallocated Overhead - Sale of Brick Assets	34,710	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Aggregates - Sale of Emissions Credits	—	—	6,225	—	—	6,225	—	—	—	—	—	—	—	—	—	—
Aggregates - Sale of Real Estate	—	—	—	—	—	—	—	—	—	23,987	23,987	—	—	—	—	—